UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2025, Jeffrey Runge, a member of the board of directors (the “Board”) of Aditxt, Inc. (the “Company”) notified the Board that he will not stand for reelection at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). Dr. Runge will continue to serve as member of the Board and the Audit Committee, Nominating and Corporate and Governance Committee and the Compensation Committee until the expiration of his term. Dr. Runge’s decision not to stand for reelection to the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On August 7, 2025, Saundra Pelletier, a member of the Board of Aditxt notified the Board that she will not stand for reelection at the 2025 Annual Meeting. Ms. Pelletier will continue to serve as a member of the Board until the expiration of her term. Ms. Pelletier’s decision not to stand for reelection to the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, practices or the currently contemplated transaction (the “Merger”) between the Company and Evofem Biosciences, Inc. (“Evofem”) pursuant to that certain Amended and Restated Merger Agreement by and between the Company, Adifem, Inc. f/k/a Adicure, Inc. (“Adifem”) and Evofem dated July 12, 2024 (the “A&R Merger Agreement”). As contemplated under the A&R Merger Agreement, it is expected that Ms. Pelletier, who currently serves as President and Executive Director of Evofem, will be appointed to the Board and as President of Adifem following the closing of the Merger.

Following the 2025 Annual Meeting, the size of the Board will be reduced from seven to five members.

Item 5.08. Shareholder Director Nominations.

On August 7, 2025, the Board of Directors of the Company resolved to hold its 2025 Annual Meeting on September 16, 2025. The 2025 Annual Meeting will be held virtually online by means of remote communication.

The record date for the 2025 Annual Meeting is August 8, 2025. Stockholders owning the Company’s common stock at the close of business on the record date, or their legal proxy holders, are entitled to vote at the 2025 Annual Meeting. The Company, however, reserves the right to change the record date or the meeting date.

Because the date of the 2025 Annual Meeting has been changed by more than 30 days from the anniversary of the date of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), the deadline for stockholders’ nominations or proposals for consideration at the 2025 Annual Meeting set forth in the Company’s proxy statement for the 2024 Annual Meeting no longer applies. As such, the Company is filing this Current Report on Form 8-K to inform stockholders of this change and to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must ensure that such proposal is delivered or mailed to and received by the Company’s Corporate Secretary at Aditxt, Inc., 2569 Wyandotte Street, Suite 101, Mountain View, CA 94043, no later than August 18, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials. Such proposals must comply with all applicable procedures and requirements of Rule 14a-8.

Any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2025 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal and related notice comply with all applicable rules of the Securities and Exchange Commission, Delaware law and the Company’s Amended and Restated Bylaws, as amended, and are delivered to, or mailed to and received at, the Company’s principal executive offices on or before the close of business on August 18, 2025, which is the 10th day following the day on which the Company made a public announcement of the date of the 2025 Annual Meeting. Any director nominations and stockholder proposals received after this deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the 2025 Annual Meeting nor will it be considered at the 2025 Annual Meeting.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s future results of operations and financial position are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the management team of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks: (1) the risk that the Company’s currently proposed transaction with Evofem may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the failure to satisfy the conditions to the closing of the transaction with Evofem, including the approval by the stockholders of Evofem; (3) the ability to realize the anticipated benefits of the proposed transaction with Evofem; and (4) other risks and uncertainties indicated from time to time in the Company’s public filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other documents we filed, or will file with the SEC. There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2025

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer

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